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                                                                   EXHIBIT 10.12


                              JUST FOR FEET, INC.
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
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                                   ARTICLE 1
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          1.1  Purpose.  The purpose of the Plan is to promote the long-term
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success of JUST FOR FEET, INC. by providing financial incentives to non-employee directors who are in positions to make significant contributions toward such success. The Plan is designed to attract and retain individuals of outstanding
ability to serve as directors of JUST FOR FEET, INC.   and to encourage such
directors to acquire a proprietary interest in JUST FOR FEET, INC., to continue service as directors of JUST FOR FEET, INC., and to render superior performance during such service.

          1.2  Definitions.  Unless the context clearly indicates otherwise, for
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purposes of this Plan the following terms have the following meanings:

     (a) "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Compensation Committee of the Board of Directors appointed by the Board from among its members.

     (d) "Common Stock" means the Common Stock of the Company, par value $.0001 per share.

     (e) "Company" means Just For Feet, Inc., an Alabama corporation.

     (f) "Fair Market Value" of a share of Common Stock on any particular date means: (1) if the Common Stock is then traded on a national stock exchange, the closing price on such date of a share of the Common Stock as traded on the largest stock exchange on which it is then traded; (2) if the Common Stock is not then traded on a national stock exchange, but the price per share is regularly quoted by Nasdaq, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted by Nasdaq (i) on such date, or (ii) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or (3) if neither (1) nor (2) is applicable, then the value established by the Committee in accordance with Section 422(b)(4) of the Code and the regulations promulgated thereunder.

     (g) "Grant Date," as used with respect to a particular Option, means the date as of which such Option is granted pursuant to the Plan.

     (h) "Grantee" means the Non-Employee Director to whom an Option is granted pursuant to the Plan.
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     (i) "Non-Employee Director" means any duly elected member of the Board of
         Directors of the Company that does not constitute an "employee" of the Company for purposes of Section 422 of the Code.

     (j) "Option" means an option granted under this Plan.

     (k) "Option Agreement" means the agreement between the Company and a Grantee under which the Grantee is granted an Option pursuant to the Plan.

     (l) "Plan" means the Just For Feet, Inc. Non-Employee Director Stock Option Plan as set forth herein and as amended from time to time.

     (m) "Total and Permanent Disability," as applied to a Grantee, means that the Grantee (1) has established to the satisfaction of the Committee that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and (2) has satisfied any requirement imposed by the Committee in regard to evidencing such disability.

          1.3  Aggregate Limitation.
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     (a) The aggregate number of shares of Common Stock with respect to which
         Options may be granted shall not exceed 125,000 shares of Common Stock, subject to possible adjustment in accordance with Section 3.1.

     (b) Any shares of Common Stock to be delivered by the Company upon the exercise of Options shall, at the discretion of the Committee, be issued from the Company's authorized but unissued shares of Common Stock or transferred from any available Common Stock held in treasury.

     (c) In the event any Option expires or otherwise terminates prior to being fully exercised, new Options may be granted hereunder for the shares with respect to which the expired or terminated Option was not exercised.

          1.4  Administration of the Plan.
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     (a) The Plan shall be administered by the Committee which shall have the authority:

         (1) To interpret and construe the provisions of the Plan and to establish rules and regulations relating to it;

         (2) To prescribe the terms and conditions of the Option Agreements for the grant of Options in accordance and consistent with the requirements of the Plan; and

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         (3) To make all other determinations necessary or advisable to administer the Plan in a proper and effective manner.

     (b) All decisions and determinations of the Committee in the administration of the Plan and on questions or other matters concerning the Plan or any Option shall be final, conclusive and binding on all persons, including, without limitation, the Company, the shareholders and directors of the Company and any persons have any interest in any Options which may be granted under the Plan.

         1.5  Effective Date and Duration of Plan.  The Plan shall become
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effective upon its adoption by the Board of Directors.  In the event shareholder approval of the adoption of the Plan is not obtained at the 1995 Annual Meeting of Shareholders, then any Options granted in the intervening period shall be void. Unless previously terminated by the Board of Directors, the Plan (but not any then outstanding Options which have not yet expired or otherwise terminated) shall terminate on the tenth annual anniversary of its adoption by the Board of Directors.


                                   ARTICLE 2
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                                 Stock Options
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         2.1  Grant of Options.
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     (a) Upon the date of the adoption of this Plan by the Board of Directors, each of the three then serving Non-Employee Directors of the Company, with the exception of Mr. Bart Starr, shall be granted Options to purchase 25,000 shares of Common Stock at an exercise price equal to the Fair Market Value of such Common Stock on such date; provided that such grants shall be conditioned upon approval of the Plan by the shareholders of the Company at the next regular meeting of such shareholders.

     (b) Upon the election of any additional Non-Employee Director of the Company after the date of the adoption of the Plan, such person shall be granted Options to purchase 25,000 shares of Common Stock at an exercise price equal to the Fair Market Value of such Common Stock on the date of such election to the Board of Directors; provided, however, such grant shall be conditioned upon approval of the Plan by the shareholders of the Company at the next regular meeting of shareholders if the Plan has not been previously approved by the shareholders.

     (c) Each year on the first day of the Company's fiscal year, each Non-Employee Director serving on the Board of Directors on such date shall automatically be granted Options to purchase 2,500 shares of Common Stock at an exercise price equal to the Fair Market Value of such Common Stock on that date; provided, that if on any such date the shares available for grant under the Plan are insufficient to cover such levels of grants, then each such director shall be granted Options to purchase that number of shares which is equal to the number of shares available for

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         grant hereunder divided by the number of Non-Employee Directors then serving as directors.

         2.2  Option Requirements.
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     (a) An Option shall be evidenced by an Option Agreement specifying the number of shares of Common Stock that may be purchased upon its exercise and containing such other terms and conditions consistent with the Plan as the Committee shall determine.

     (b) Options granted pursuant to Section 2.1(a) or (b) hereof shall become vested and exercisable with respect to one-third of the shares of Common Stock subject to such Option on each of the first, second and third annual anniversaries of the Grant Date thereof, and 100% immediately upon the death of the Grantee. Options granted pursuant to
         Section 2.1(c) hereof shall become vested and exercisable with respect to 100% of the shares of Common Stock subject to such option on the first annual anniversary of the Grant Date thereof, and 100% immediately upon the death of the Grantee.

     (c) The Option price per share of Common Stock shall be equal to the Fair Market Value of a share of Common Stock on the Grant Date.

     (d) An Option shall not be transferable other than by will or the laws of descent and distribution and, during the Grantee's lifetime, an Option shall be exercisable only by the Grantee, or if the Grantee is disabled and the Option remains exercisable, by his or her duly appointed guardian or other legal representative.

     (e) Each Option granted hereunder, to the extent that it has not previously been exercised, shall terminate upon the earliest to occur of (i) the tenth annual anniversary of the date of grant, (ii) the expiration of 90 days after the Grantee's retirement or termination from service on the Board of Directors for any reason other than Total and Permanent Disability or death, or (iii) the expiration of six months after the death or Total and Permanent Disability of the director entitled to the Option.

     (f) A person electing to exercise an Option shall give written notice of such election to the Company, in such form as the Committee may require, accompanied by payment in the manner determined by the Committee, of the full purchase price of the shares of Common Stock for which the election is made. Payment of the purchase price shall be made in cash or in such other form as the Committee may approve, including shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option.

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                                   ARTICLE 3
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                               General Provisions
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         3.1  Adjustment Provisions.
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     (a) In the event the dividends are payable in Common Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Common Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any portion theretofor granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. In the event the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in the event the property or stock of the Company is acquired by another corporation, or in the event of a reorganization, recapitalization or liquidation of the Company, the Committee or the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company shall make appropriate provision for the protection of any outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Common Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof.

     (b) Except as provided in paragraph (a) immediately above, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class shall not affect the Options.

         3.2  Additional Conditions.  Any shares of Common Stock issued or
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transferred under any provision of the Plan may be issued or transferred subject to such conditions, in addition to those specifically provided in the Plan, as the Committee or the Company may impose.

         3.3  No Right as Shareholder.  No Grantee or any other person
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authorized to purchase Common Stock upon exercise of an Option shall have any interest in or shareholder rights with respect to any shares of the Common Stock which are subject to any option until such shares have been issued and delivered to the Grantee or any such person pursuant to the exercise of such Option.

         3.4  Legal Restrictions.  If in the opinion of legal counsel for the
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Company the issuance or sale of any shares of Common Stock pursuant to the exercise of an Option would not be lawful for any reason, including without limitation the inability of the Company to obtain from any governmental authority or regulatory body having jurisdiction the authority deemed by such counsel to be necessary to such issuance or sale, the Company shall not be obligated to issue or sell any

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Common Stock pursuant to the exercise of an Option to its Grantee or any other authorized person unless a registration statement that complies with the provisions of the Securities Act of 1933, as amended (the "Act") in respect of such shares is in effect at the time thereof, or other appropriate action has been taken under and pursuant to the terms and provisions of the Act, or the Company receives evidence satisfactory to such counsel that the issuance and sale of such shares, in the absence of an effective registration statement or other appropriate action, would not constitute a violation of the Act or any applicable state securities law. The Company is in no event obligated to register any such shares, to comply with any exemption from registration requirements or to take any other action which may be required in order to permit, or to remedy or remove any prohibition or limitation on, the issuance or sale of such shares to any Grantee or other authorized person.

         3.5  Rights Unaffected.  The existence of the Options shall not
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affect:  (i) the right or power of the Company or its shareholders to make adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any issue of bonds, debentures, preferred or prior preference stocks affecting the Common Stock or the rights thereof; (iii) the dissolution or liquidation of the Company, or sale or transfer of any part of its assets or business; (iv) or any other corporate act of the Company, whether of a similar character or otherwise.

         3.6  Withholding Taxes.  As a condition of exercise of an Option, the
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Company may, in its sole discretion, withhold or require the Grantee to pay or reimburse the Company for any taxes which the Company determines are required to be withheld in connection with the grant or any exercise of an Option.

         3.7  Choice of Law.  The validity, interpretation and administration
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of the Plan and of any rules, regulations, determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Alabama.

         Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Alabama, without regard to the place where the act or omission complained of took place, the residence of any party to such action or the place where the action may be brought or maintained.

         3.8  Amendment and Termination of Plan.  The Plan may at any time or
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from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company's shareholders. The Board of Directors may, at any time and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company, the Board of Directors may not:

     (a) increase the maximum number of shares for which Options may be granted under the Plan either in the aggregate or to any eligible participant, except as required under any adjustment pursuant to Section 3.1 hereof, or

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     (b) change the class of persons eligible for Options under the Plan or otherwise materially modify the requirements as to eligibility for participation in the Plan or otherwise materially increase the benefits accruing to participants under the Plan.

Provided, that in no event may the Plan be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

     The termination or any modification or amendment of the Plan shall not, without the consent of a Grantee, affect his or her rights under an Option previously granted to him or her. With the consent of the Grantee affected, the Board of Directors or the Committee may amend outstanding Option Agreements in a manner not inconsistent with the Plan.

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